Corporate Presentation

Presented by

William Clough

President & CEO, CUI Global

CUI Global is a publicly traded holding company dedicated to maximizing shareholder value through the acquisition and development of innovative companies and technologies.

SEC Disclaimer

Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are subject to risks and uncertainties that could cause actual results to vary materially from those projected in the forward-looking statements. The company may experience significant fluctuations in future operating results due to a number of economic, competitive, and other factors, including, among other things, our reliance on third-party manufacturers and suppliers, government agency budgetary and political constraints, new or increased competition, changes in market demand, and the performance or reliability of our products. These factors and others could cause operating results to vary significantly from those in prior periods, and those projected in forward-looking statements. Additional information with respect to these and other factors, which could materially affect the company and its operations, are included in certain forms the company has filed with the Securities and Exchange Commission.

Offering Summary

- CUI Global (CUGI.OB) is conducting a primary offering of $10,000,000
  - The common shares offered are registered on an effective S1
- Use of proceeds:
  - $7,000,000 – To pay down debt from $14,600,000 to $7,600,000
  - $3,000,000 – For general corporate purposes and deal related expenses
- CUGI applied for a Nasdaq listing on August 17th, 2011
- CUGI received conditional approval for Nasdaq listing using the symbol **CUI**
  - Obtain financing and pay down debt
  - Reverse split to reach $4.00+ share price

CUI Global Investment Highlights

CUGI is entering new highly profitable markets with major upside potential

- Global, IP-Driven Technology Platform Company focused on the electronics market
  - Unique blend of proprietary technology, design expertise, manufacturing experience and test capabilities to deliver customized solutions to customers quickly and profitably
- Profitable traditional business: advanced power electronics and electro-mechanical components
  - 100%+ Growth Rate over 3 years 2008 to TTM Q3 2011
  - Credibility with an established base of premier customers including Microsoft, Electrolux, Philips and other brand names
  - Provides access to proprietary deal flow
- New business: acquiring, licensing and developing IP to create cutting-edge technology
  - Initial products address key needs in high growth markets with massive potential
- Highly experienced management with well thought-out strategy
- A proven financial model coupled with new technologies to drive future growth

CUI GLOBAL

CUGI – Overview

- Founded in 1989
- Headquartered in Portland, Oregon metropolitan area, with international facilities in China and Japan
- 60 Employees worldwide



Tualatin, Oregon
Functions: quality control, R&D, sales, logistics



Tokyo, Japan
Functions: quality control, R&D, sales, logistics



Manufacturing Locations
China, Japan, Taiwan, South Korea



DIEBOLD
PHILIPS
KOHLER.
Digi-Key
Electrolux
Abbott
Honeywell
MOTOROLA
GE

CUI GLOBAL

Experienced Management

William J. Clough

President & Chief Executive Officer



- President and CEO since 2008
- Led commercialization of WayCool technology including the HydroJet licensing agreement with major customers like OCZ Technology Group
- Attorney and former law enforcement officer, operated his own law firm for 14 years, with offices in Los Angeles, San Francisco and Honolulu
- Successfully represented leading movie studios and media conglomerates
- Certified to practice law in state and federal courts in CA, IL, HI, and before the U.S. Supreme Court
- Juris Doctorate, cum laude, from Hastings College of the Law in 1990

Matthew M. McKenzie

Chief Operating Officer



- Held various functions for CUI Inc. for more than 10 years
- Intimate knowledge of the business, its operations, and its opportunities for growth
- Established one of CUI's most successful and profitable business divisions and brands: V-Infinity.
- Initiated ISO 9000, a quality management system at CUI Inc.; provided structure to global logistics, including CUI's China facilities; and implemented CUI's ERP system, which allows for more visibility and analysis opportunities than ever in CUI's history
- MBA from George Fox University

Daniel N. Ford

Chief Financial Officer



- Background with top accounting firms, including KPMG
- Over the past five years, Ford has implemented advanced internal fixed asset tracking, implemented a "real time" inventory system, and participated in implementing CUI's ERP system
- His skills as a financier have allowed CUI to move to its current, 62,380 sq. ft. building, as well as provided leadership in CUI Global's acquisition of CUI Inc.
- Many awards and leadership positions in business, including the Financial Executives Award in 2001
- MBA from George Fox University

CUI GLOBAL

Traditional Business

Accounted for 99% of TTM Rev as of Q3 2011

Product overview:

- helps data center **improve energy efficiency**
- provides **intelligent digital power** conversion for electronic devices
- makes electronic **devices smaller & less expensive** to manufacture
- allows ATM's to dispense cash **quickly and accurately**
- more easily & cost effectively **monitors the quality of natural gas** in a transmission pipeline






Maroon 5



Major Customers

- GE
- PHILIPS
- Digi-Key.com

Customer/Partner
(35% of Revenues)

- eni
- snam rete gas
- Electrolux
- KOHLER.
- Agilent Technologies
- BROADCOM.
- Honeywell
- DANAHER
- medela
- enagas
- Microsoft
- intel

Platform for Growth

- Proven Management Team
  - Since taking over in 2008, TTM Revenues are up over 100% @ Q3 2011
- Historical growth curve
  - Outside commission-based sales force
  - Expanded distribution relationships
  - Downloadable "part-level" 3D models
  - In-house testing; engineering support
  - Continued product expansion & technology development



Revenues from Continuing Operations
($ in Millions)
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$19.6
$26.4
$37.6
$41.5
2008
2009
2010
TTM

- Current operations and access to proprietary deal flow allow management to quickly introduce new products into large markets

CUI GLOBAL

New Business

- In 2010 CUGI completed the transition from a reseller of electromechanical components to a **licensee, developer, and marketer** of new, innovative electronic technology that it can bring to market quickly & efficiently

- CUGI's R&D methodologies and capabilities provides a powerful **platform** that has broad applications for wherever electronic devices or components are used

- CUGI's **software-based design** system integrates with customer design process, allowing it to get involved **early in customer design cycles,** provide **custom** solutions, and secure new business

- These efforts have led to CUGI's introduction of 3 new products:
  1. **Vergence GasPT2**
  2. **Novum Digital POL Modules**
  3. **Solus-Based ¼ Brick DC-DC Power Supply**

- Company continues to identify additional IP to commercialize

design GOLDEN MOUSETRAP Best New Products 2010

EDN INNOVATION Honoring Excellence in Electronics FINALIST 2010



CUI GLOBAL

Vergence – Gas Quality Inferential Measurement Device

- **Industry's first** intra-pipeline natural gas (NG) quality & interchangeability measurement device
- Provides gas transmission operators **fast**, accurate, and **near real-time** measurement of gas properties and volume (vs. 40 minutes with traditional methods)
- Protected by >85 international patents; Own IP 100% after selling 3,100 units
- Certified for installation in EU, US, Asia, and African NG facilities – CSA; Baseefa; ATEX; & EICEx

vergence™







CUIGLOBAL

Vergence – Gas Quality Inferential Measurement Device (Cont)

vergence™





Cost Comparison	Vergence GasPT2	Gas Chromatograph
MSRP	$25,000	$50,000+
Initial Installation	$13,000	$100,000+
Annual Costs	$1,167	$12,183
10 yr Costs	$49,670	$220,000+

75% cost savings over 10 years
Faster; More efficient; More economical



CUI GLOBAL

Vergence - Market Opportunity and Competition

"Sea Change" Device

- **Replaces 50 year old technology**
  - Competitors
    - Gas Chromatograph Manufacturers
      - Emerson (Daniels)
      - Yamatake
      - Honeywell

EMERSON Process Management

DANIEL

Honeywell

Vergence - Market Opportunity and Competition

- Customers:
  - **Orbital Distribution Agreement = *$30,000,000 to $40,000,000***
  - Large Transmission (Pipeline) Companies
    - SNAM RETE
    - El Paso Gas
    - Williams Pipeline
    - Enagas
    - GazSystem
    - National Grid
  - Large NG Users
    - Steel/Glass producers
    - Power producers
    - Utilities (P, G & E)
  - Process Control
    - Gas turbines
    - CHP machines

Total Available Market – Gas Chromatograph:
$1.5 Billion annually by 2015
Global Industry Analysts, Inc.

CUI GLOBAL

Vergence - Market Opportunity

- US Pipelines
  - 305,000 miles
  - 210 separate pipeline systems
  - 30,000+ monitoring sites
  - **$600 Million Opportunity**

  U.S Energy Information Administration
- European Pipelines
  - 221,000 miles
  - 20,000 miles under construction
  - 20,000+ monitoring sites
  - **$400 Million Opportunity**

  Natural Gas System of Europe, 2010 Edition
- Gas Turbines
  - 46,000+ in 2009 to 57,000+ by 2018
  - **$1 Billion Opportunity**
  - Annual maintenance cost $18.3 Billion in 2009 up to $25 Billion by 2018

  Gas Turbine World: November - December 2009

119,000 miles under construction Worldwide*
15,000+ potential monitoring sites = $300 Million Opportunity
**2011 Worldwide Pipeline Construction Report (Jan. 2011)*


platts
Natural Gas System of Europe




Total: 161,132MW (1,459)
Image courtesy of: MHI

CUI GLOBAL

Intermediate Bus Power Architecture

novum advanced power

- Intermediate Bus Architecture is the dominant power architecture for electronic equipment worldwide
- Used in computing equipment (servers and networks wherein electrical power is the No.1 cost), industrial equipment, and communication equipment
- The Bus Converter (Solus Based Quarter Brick) manages power to the board
- Point-of-Loads (POLs) manage power to specific components on the board



Intermediate Bus Architecture
48 V from Backplane
Power Management
Bus Converter
PMBus™
12 V
Intermediate Bus
POL1
POL2
POL3
POL4
POLn
V1
V2
V3
V4
Vn
Bus Converter = Isolated DC/DC Converter
POL = Non-Isolated Point-of-Load DC/DC Converter

CUI GLOBAL

Power: Novum Digital POL Modules

- Targeting telecom, server and storage markets
  - **Statement of Cooperation signed with Ericsson**
- Increased efficiency; significant performance gains; design flexibility
- Based on patented chip technology
- Flexibility | Cost | Configuration | Power Monitoring | Power on Demand |Built in Self-Test (BIST)
- Allows for "system" sell, pulling in multiple solutions within the power architecture
- Creates a "cut and paste" power system for target customer's next generation designs



novum advanced power



CUI GLOBAL

Power: Solus Power Topology™

- Solus Topology initially applied to intermediate bus converters to address largest potential market
- Multiple benefits over competition
  - Major power efficiency improvements
  - Higher power density
  - Reduced EMI (electro-magnetic interference)
  - Faster transient response (4X as fast)
  - Reduced output capacitor requirements
  - Fast turn-on (1mS to fully turn-on full load)
- Signed exclusive global licensing agreement
- Allows initial product release product portfolio to be highest density solution in market across multiple power platforms
- Applicable to most power applications

solus™
A CUI TOPOLOGY



CUI GLOBAL

Market Opportunity and Competition

Novum and Solus address the growing need for digital power supply solutions

- Competitors:
  - Vicor
  - Ericsson Power
  - Lineage (GE Power)
- Customers:
  - Cisco Systems
  - Juniper Systems
  - Ericsson
- Total Available Market
  - $10's of Billions between 2012 to 2015
    - "Darnell in Depth" (2011)
    - Darnell *"DC-DC Power Converters"* (Jan. 2011)





Main Product Lines
(and sample end-user applications)

Power: External & embedded ac-dc power supplies, dc-dc converters, LED drivers

- **Motorola** Wi-Fi Base Stations
- **Slingbox**

Motion Control: rotary encoders

- **Diebold** Cash Machines
- **D-Box** Home Theaters

Components: connectors, buzzers, speakers, microphones, thermal

- **Abbott** Insulin Machines
- **XM** Satellite Radio
- **Philips** Heartstream Defibrillator

Test & Measurement

- Vergence Inferential Gas Metering (new)
- Oscilloscope Probes

Infrastructure

- Customization
- Global Sourcing
- 3D Modeling
- Application Support
- In-house Testing
- Customized Shipping











Q3 2011 Performance Numbers

Summary Income Statement:

	($)
Total Sales	10,728,215
Total COGS	6,706,311
Gross Profit	4,021,904
Total Expenses Other Income & Discontinued Operations	3,591,251
Taxes	6,330
Net Income	424,323

CUI GLOBAL

Target Operating Model, Margins and Revenue Mix

Gross Margins


80
70
60
50
40
30
20
10
0
Gross Margins
Core
Novum / Solus
Vergence
Mean

Revenue Mix by Percentage


100%
80%
60%
40%
20%
0%
2012
2013
2014
Core
Novum / Solus
Vergence

CUI GLOBAL

CUI Global Investment Highlights

CUGI is entering new highly profitable markets with major upside potential

- Global, IP-Driven Technology Platform Company focused on the electronics market
  - Unique blend of proprietary technology, design expertise, manufacturing experience and test capabilities to deliver customized solutions to customers quickly and profitably
- Profitable traditional business: advanced power electronics and electro-mechanical components
  - 100%+ Growth Rate over 3 years 2008 to TTM Q3 2011
  - Credibility with an established base of premier customers including Microsoft, Electrolux, Philips and other brand names
  - Provides access to proprietary deal flow
- New business: acquiring, licensing and developing IP to create cutting-edge technology
  - Initial products address key needs in high growth markets with massive potential
- Highly experienced management with well thought-out strategy
- A proven financial model coupled with new technologies to drive future growth

Appendix

Balance Sheet Summary

Q2 2008 – Q3 2011 CUGI retired/eliminated ~$27M in debt, substantially strengthening its balance sheet

Condensed Consolidated Balance Sheet				
	As of September 30,		As of December 31,	
	2011	2010	2010	2009
	(Unaudited)	(Unaudited)		
Cash and cash equivalents	$ 143,750	$ 459,091	$ 373,823	$ 391,486
Total current assets	8,634,554	12,142,212	11,676,929	10,344,597
Total assets	32,783,612	40,133,973	35,874,849	38,806,307
Total current liabilities	9,774,182	13,405,794	13,241,513	10,497,367
Total liabilities	20,077,865	25,940,571	23,922,073	32,838,047
Total stockholders' equity	12,705,747	14,133,812	12,299,120	5,936,651
Noncontrolling interest	-	59,590	(346,344)	31,609

CUI GLOBAL

Ownership Summary

BENEFICIAL INTEREST TABLE									
	Common Stock		Preferred Stock						
			Series A Convertible		Series B Convertible		Series C Convertible		
Name and Address of Beneficial Owner	Number	Percent of Class	Number	Percent of Class	Number	Percent of Class	Number	Percent of Class	Percent of All Voting Securities
Colton Melby	12,690,623	5.78 %	-	*	-	*	-	*	5.78%
William J. Clough	2,017,803	*	-	*	-	*	-	*	*
Thomas A. Price	1,901,000	*	-	*	-	*	-	*	*
Sean P. Rooney	374,202	*	-	*	-	*	-	*	*
Corey Lambrecht	201,000	*	-	*	-	*	-	*	*
Matthew M. McKenzie	758,205	*	-	*	-	*	-	*	*
Daniel N. Ford	418,559	*	-	*	-	*	-	*	*
Kjell Qvale	25,223,082	11.49 %	-	*	-	*	-	*	11.48%
Mitchell Saltz	11,985,865	5.47 %	-	*	-	*	-	*	5.46%
Jerry Ostrin	-	*	45,000	89.03 %	-	*	-	*	*
Barry Lezak	-	*	3,043	6.02 %	-	*	-	*	*
Officers, Directors, and Executives as Group	18,361,392	8.25 %	-	*	-	*	-	*	8.25%

* Less than 1 percent

** For additional details related to the Beneficial Interest Table, please refer to page 43 of the S-1/A Securities Registration Statement filed November 30, 2011.

CUI GLOBAL

Reconciliation of Non-GAAP Financial Measures

EBITDA from continuing operations before impairment expenses is a non-GAAP financial measure and is reconciled in the table below. EBITDA from continuing operations before impairment expenses does not represent funds available for management's discretionary use and is not intended to represent cash flow from operations. EBITDA from continuing operations before impairment expenses should not be construed as a substitute for net loss or as a better measure of liquidity than cash flow from operating activities, which is determined in accordance with United States generally accepted accounting principles ("GAAP"). EBITDA from continuing operations before impairment expenses excludes components that are significant in understanding and assessing our results of operations and cash flows. In addition, EBITDA from continuing operations before impairment expenses is not a term defined by GAAP and as a result our measure of EBITDA from continuing operations before impairment expenses might not be comparable to similarly titled measures used by other companies. However, EBITDA before impairment expenses is used by management to evaluate, assess and benchmark the Company's operational results and the Company believes that EBITDA before impairment expenses is relevant and useful information, which is often reported and widely used by analysts, investors and other interested parties in our industry. Accordingly, the Company is disclosing this information to permit a more comprehensive analysis of its operating performance, to provide an additional measure of performance and liquidity and to provide additional information with respect to the company's ability to meet future debt service, capital expenditure and working capital requirements.

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

EBITDA from continuing operations before impairment expenses

	For the Years Ended December 31, 2008	2009 (Restated)	2010	For the trailing twelve months ended, September 30, 2011
Consolidated Net (loss) from continuing operations	$ (1,830,367)	$ (16,022,390)	$ (6,588,711)	$ (3,517,309)
Plus: Interest expense - intrinsic value of convertible debt, amortization of debt offering costs and amortization of debt discount	2,342,374	3,096,641	3,859,342	507,634
Plus: Interest expense	1,362,374	1,520,447	1,152,162	924,387
Plus: Depreciation and amortization	523,706	685,447	758,455	813,731
Plus: Taxes	-	-	111,163	97,744
EBITDA from continuing operations before impairment expenses	2,398,087	(10,719,855)	(707,589)	(1,173,813)
Plus: Impairment expenses	247,617	10,834,980	3,524,141	3,524,141
Adjusted EBITDA from continuing operations before impairment expenses	$ 2,645,704	$ 115,125	$ 2,816,552	$ 2,350,328

Note > 2008 included $2,831,688 of derivative income. This was associated with the change in the fair value of warrant liabilities.

CUI GLOBAL